Exhibit 10.2

Refco, LLC

550 West Jackson Boulevard, Suite 1300

Chicago, Illinois 60661

(312) 788-2000 • Fax (312) 788-2100

www.refco.com

BOOK 2

Name of Broker:	Corporate/LLC
Account Application
Account #:	& Agreements

Opening your account with us…

Thank you for selecting Refco, LLC. To make it easy and convenient to open your account, we’ve included all the necessary forms and information in two separate books:

Book 1 – Information and Disclosure Statements

Contains information for you to read and keep for your records.

Book 2 – Account Application and Agreements

Contains all necessary forms for you to read, sign and send back to us. (Since you will be returning this book to us, you may wish to make copies of the forms you sign and keep them with your other records.)

To establish your account, please follow these three steps:

1. Read Book 1, Information and Disclosure Statements.

No signatures are required, so please retain the entire book for your records.

2. Read and sign Book 2, Account Application and Agreements.

Your secretary or other authorized officer must complete all designated areas as appropriate and provide signatures where needed. It is required at least 2 officers or members sign within the account opening documents.

Book 2 contains the following:

Page
Account Application – Corporate/LLC	1-2
Customer Agreement	3-9
Corporate Resolutions	10
LLC Resolutions	11
Account Application and Guaranty	13-14
Acknowledgement of Receipt	15
Additional Risk Disclosure	16
NFA Registration Exemption Letter	17
W9 Section (Tax Status)	19-20
Hedge Account Representation	21-22
Consent-Electronic Statements	23
Online Services & Electronic Trading Agreement	24-27
External Transfer Form	28

Send the completed Book 2 back, in its entirety accompanied by the company’s most recent financial statement and Articles of Organization.

3. Fund your account, in any of the following three ways:

Bank Wire. Bank wires are considered cleared funds and allow you to begin trading your account immediately. When wiring funds, please contact your account representative for instructions.

Checks. You may fund your account with a personal check, savings and loan check, and checks drawn on a money market or credit union account. These funds require clearance before you may begin trading. You may also fund your account with a cashiers check or certified check, however please discuss this with your account representative prior to funding, for further instruction.

MAKE ALL CHECKS PAYABLE TO REFCO, LLC.

Transferred funds. You may fund your account by transferring funds to Refco from an investment or brokerage account of another firm. Funds transferred from another brokerage account are considered cleared funds.

To transfer funds, simply fill out the one-page External Transfer Form on page 28 and return it to us. We’ll take care of the rest.

Please note: Regardless of the funding method you choose, the originator of the funds must always match the name listed as the account holder.

If you intend to trade Security Futures Products, you must also receive the Security Futures Disclosure Statements (Book 4), to read and keep for your records.

If someone other than the account owner(s) will have authorization to trade the account, you must also receive, complete & return the Managed Account Authorization (Book 3).

We look forward to serving you!

REFCO, LLC

FOR OFFICE USE ONLY
Salesman Name and/or #:
Acct. #:
Date:
$:

ACCOUNT APPLICATION - CORPORATE/LIMITED LIABILITY COMPANY

Corporation/LLC Name

Taxpayer ID no.

Corporation/LLC address

City	State	Zip	Country

Telephone no.	(____)

Address that account statements and notices are to be sent:

Nature of business

Is corporation/LLC registered with the NFA or NASD? ☐ YES ☐ NO Registration status

Person to contact	Business telephone no. ( )

E-mail address	Home telephone no. ( )

Fax no. ( )

Date of incorporation	State of incorporation

Principal Officers/Members:

President/Member	Vice President/Member

Secretary/Member	Treasurer/Member

Company’s annual income:	Net worth:
☐ $25,000-$49,999	☐ $50,000-$99,999
☐ $50,000-$100,000	☐ $100,001-$249,999
☐ more than $100,000	☐ $250,000-$499,999
☐ if less than $25,000	☐ $500,000-$1,000,000
please specify exact amount:	☐ more than $1,000,000
☐ if less than $50,000
please specify exact amount:
Estimated liquid net worth:
☐ $25,000-$49,999
☐ $50,000-$100,000	What Online Trading system(s) do you intend to use?
☐ $100,001-$500,000
☐ more than $500,000
☐ if less than $25,000
please specify exact amount:

Guarantors:

Please list all guarantors and execute the GUARANTY form on pages 13 and 14 (if applicable).

Authorized traders:

Do federal or state laws or regulations or corporate policy restrict the type of trading or futures contracts that may be traded by the corporation? ☐ YES ☐ NO

If YES, state limitations:

Has the company previously traded futures or options?
☐ YES ☐ NO
If YES, complete the following:
Name of Firm(s)

Number of years traded:

Account Status:
☐ Open ☐ Closed

Ownership of corporation	☐ Publicly Held ☐ Privately Held

Is the company a member of any exchange? ☐ YES ☐ NO

Does the company or any of its officers, directors or principal stockholders have a financial interest of ten (10%) percent or more in any other trading account at Refco?
☐ YES ☐ NO
If YES, indicate name(s) and account number(s):

Affiliations:
Are you affiliated with or employed by a futures or securities exchange, NFA, NASD, a member firm of either of those entities, or by Refco, LLC.

☐ YES, with	☐ NO

Are you a “control person” or “affiliate” of a public company as defined in SEC Rule 144? This would include, but is not necessarily limited to, 10% shareholders, policy-making executives, and members of the Board of Directors.

☐ YES, Trading symbol:

Company

☐ NO

Primary trading objective: ☐ Speculation ☐ Hedging

Do you intend to trade security futures or narrow-based index products? ☐ YES ☐ NO

Date you received the Risk Disclosure Statement for Security Futures Contracts

Security futures and narrow-based index products trading objective: ☐ Speculation ☐ Hedging

Current Bank/Money Market accounts:

Firm	☐ Checking
City	☐ Money market
Acct. #

Firm	☐ Checking
City	☐ Money market
Acct. #

CUSTOMER AGREEMENT

In consideration of Refco, LLC, (hereinafter referred to as “Refco”) acting as broker and accepting one or more accounts in commodities, commodity futures contracts, options on commodities, options on commodity futures contracts, single stock futures contracts, options on single stock futures, narrow-based index products, options on narrow-based index products, or any other product approved for trading by Refco’s regulatory authorities (collectively, “futures contracts”) for the undersigned (“Customer”), it is agreed with respect to all accounts, whether upon margin or otherwise, which Customer now has or may at any future time have with Refco, including accounts from time to time closed and then reopened, as follows:

1. AUTHORIZATION. Customer authorizes Refco to purchase and sell futures contracts for Customer’s account in accordance with Customer’s oral or written instructions. Customer hereby waives any defense that any such instructions were not in writing as may be required by any law, rule, or regulation. The authority hereby conferred shall remain in force until written notice of its revocation signed by Customer.

2. GOVERNMENTAL AND EXCHANGE RULES. All transactions shall be subject to the constitution, by-laws, rules, regulations, customs, usages, rulings and interpretations of the exchange, board of trade, contract market or other market (and its clearing house, if any) where executed and to all applicable federal and state laws and regulations. If any statute, rule, or regulation shall hereafter be adopted by any governmental authority, exchange, board of trade, clearing house, or self regulatory organization which shall be binding upon Refco and shall affect in any manner or be inconsistent with any of the provisions hereof, the affected provisions of this agreement shall be deemed modified or superseded, as the case may be, by the applicable provisions of such statute, rule, or regulation, and all other provisions of this agreement and provisions so modified shall in all respects continue in full force and effect. This paragraph is solely for Refco’s protection and Refco’s failure to comply with any such statute, rule or regulation shall not be a breach of this agreement or other wise impose liability upon Refco to Customer nor relieve Customer of any obligations under this agreement.

3. MARGINS. Customer shall provide to and maintain with Refco margin in such amounts and in such form as Refco, in its sole discretion, from time to time may determine. Such margin requirements established by Refco may exceed the margin required of Refco by an exchange. Refco may change margin requirements in its sole discretion at any time. If Refco determines that additional margin is required, Customer agrees to deposit with Refco such additional margin when and as required and demanded by Refco, and will promptly meet all margin calls in such manner as Refco shall designate in its sole discretion. Notwithstanding any demand for additional margin, Refco at any time may proceed in accordance with paragraph 5 below, and any failure to proceed shall not be deemed a waiver of any rights by Refco. No previous margin shall establish any precedent. Refco shall not be liable to Customer for the loss of any margin deposits which is the direct or indirect result of the bankruptcy, insolvency, liquidation, receivership, custodianship, or assignment for the benefit of creditors of any bank, another clearing broker, exchange, clearing organization, or similar entity.

4. SECURITY AGREEMENT AND TRANSFER AUTHORIZATION.

(a) All funds, securities, commodities, futures contracts, and other property of the Customer which Refco at any time may be carrying for Customer (either individually, jointly with others, or as a guarantor of the account of another person) or which at any time may be in Refco’s possession or control or carried on its books for any purpose, including safekeeping, are to be held by Refco as security and subject to a general lien and right of set-off for all liabilities of Customer to Refco or any affiliate of Refco. From time to time, Refco in its sole discretion, without prior notice to Customer may, apply or transfer any funds (including segregated funds) or other property interchangeably between any of Customer’s accounts at Refco or an affiliate of Refco as may be necessary for margin or to satisfy or reduce any deficit or debit balance in any such account. Within a reasonable time after any such transfer, Refco will confirm the transfer in writing to Customer.

(b) All property carried for Customer by Refco shall be segregated as required by the Commodity Exchange Act and the rules of the Commodity Futures Trading Commission (CFTC). Customer will not be permitted to make or change an election concerning account type. Subject to such segregation requirements, Customer hereby grants to Refco the right to pledge, repledge, hypothecate, rehypothecate, or invest, either separately or with the property of other customers, any securities or other property held by Refco for the accounts of Customer or as collateral therefore, including without limitation to any exchange or clearing house through which trades of Customer are executed. Refco shall be under no obligation to pay to Customer or account for any interest, income or benefit derived from such property and funds or to deliver the same securities or other property deposited with or received by Refco for the account of Customer. Refco may deliver securities or other property of like or equivalent kind or amount.

(c) Any rights Refco has under this agreement for purposes of cross-collateralization and Customer default may be exercised by any affiliate of Refco in connection with property and positions of Customer with such Refco affiliate. As security for the payment of all Customer’s obligation and liabilities to a Refco affiliate, each Refco affiliate shall have a continuing priority security interest in all property in which Customer has an interest held by or through a Refco affiliate. In order to satisfy and outstanding liability or obligation of Customer at a Refco affiliate, such affiliates, at any time and without prior notice, may use, apply or transfer any such property and collateral interchangeably between and among themselves. In the event of a breach or default under this agreement or any other agreement Customer may have with a Refco affiliate, each Refco affiliate shall have all rights and remedies available to a secured creditor under any applicable law in addition to the rights and remedies provided herein.

5. LIQUIDATION OF ACCOUNTS. In the event of (a) the death or judicial declaration of incompetency of Customer, (b) the filing of a petition in bankruptcy, or a petition for the appointment of a receiver, by or against Customer, or any one of the Customers if this is a joint account, (c) the filing of an attachment against any of Customer’s accounts carried by Refco, (d) insufficient margin as determined by Refco in its sole discretion, or Refco’s determination that any collateral deposited to protect one or more accounts of Customer is inadequate, regardless of current market quotations, to secure the account, or (e) any other circumstances or developments that Refco deems to require action necessary for its protection, Refco is hereby authorized, according to its judgment and in its sole discretion, to take one or more or any portion of the following actions: (1) satisfy any obligation Customer may have to Refco, either directly or by way of guaranty or suretyship, out of any of Customer’s funds or property in the custody or control of Refco; (2) sell any or all futures contracts, commodities, or securities held or carried for Customer or purchase any or all futures contracts, commodities or securities held or carried as a short position for Customer; and (3) cancel any or all outstanding orders, contracts, or any other commitments made on behalf of Customer. Any of the above actions may be taken without demand for margin or additional margin, without prior notice of sale or purchase or other notice or advertisement to Customer, his personal representatives, heirs, executors, administrators, legatees, or assigns, and regardless of whether the ownership interest shall be solely Customer’s or held jointly with others. In liquidating Customer’s long or short position, Refco, in its sole discretion may sell or purchase in the same contract month or initiate new long or short positions in order to establish a spread or straddle which in Refco’s judgment may be necessary or advisable to protect existing positions in Customer’s account. Any sales or purchases hereunder may be made according to Refco’s judgment and at its discretion on any exchange or other market where such business is then usually transacted or at public auction or at private sale, and Refco may purchase the whole or any part thereof free from any right of redemption. It is understood that, in all cases, a prior demand, call, or notice of the time and place of a sale or purchase shall not be considered a waiver of Refco’s right to sell or buy without demand or notice as herein provided. Customer at all times shall be liable for the payment of any debit balance upon demand by Refco, and shall be liable for any deficiency remaining in Customer’s account(s) in the event of the liquidation thereof in whole or in part by Refco or by Customer. In the event the proceeds realized pursuant to this authorization are insufficient for the payment of all liabilities of Customer due to Refco, Customer promptly shall pay, upon demand, the deficit and all unpaid liabilities, together with interest thereon and all costs of collection including reasonable attorneys’ fees. Customer agrees to pay all expenses, including attorneys’ fees, incurred by Refco to collect any debit balances in Customer’s account or to defend any unsuccessful claim Customer may bring against Refco.

6. DELIVERY MONTH LIQUIDATION INSTRUCTIONS.

(a) Liquidating instructions on open positions maturing in a current delivery month must be given to Refco at least five (5) business days prior to the first notice day in the case of long positions and, in the case of short positions, at least five (5) business days prior to the last trading day. Alternatively, sufficient funds to take delivery or the necessary delivery documents must be delivered to Refco within the same periods described above. If neither instructions, funds, nor documents are received, Refco without notice, may either liquidate Customer’s position or make or receive delivery on behalf of Customer upon such terms and by such methods which Refco deems feasible.

(b) If at any time Customer fails to deliver to Refco any property previously sold by Refco on Customer’s behalf or fails to deliver property, securities or financial instruments in compliance with futures contracts, or Refco shall deem it necessary (whether by reason of the requirements of any exchange, clearing house or otherwise) to replace any securities, futures contracts, financial instruments, or other property previously delivered by Refco for the account of Customer with other property of like or equivalent kind or amount, Customer authorizes Refco in its judgment to borrow or to buy any property necessary to make delivery thereof or to replace any such property previously delivered and to deliver the same to such other party to whom delivery is to be made. Refco may repay subsequently any borrowing thereof with property purchased or otherwise acquired for the account of Customer. Customer shall pay Refco for any cost, loss and damage from the foregoing (including consequential damages, penalties and fines) which Refco may be required to incur or which Refco may sustain from its inability to borrow or buy any such property.

7. CHARGES. Customer agrees to pay such brokerage, commission and account charges and fees as Refco may establish and change from time to time. Customer agrees to be liable to Refco for interest on amounts due from Customer to Refco at the rates customarily charged by Refco. In the event Customer’s account is transferred to another broker, a transfer charge shall apply.

8. STATEMENTS AND CONFIRMATIONS.

Customer acknowledges that Customer is bound to the actual executions of transactions on the exchanges, and understands that all reports of execution, price quotations and other market information are subject to change and errors as well as delays in reporting. Customer agrees that reliance upon such information is at his own risk.

Confirmations of trades and any other similar notices, including but not limited to purchase and sale statements, sent to Customer shall be conclusive and binding unless Customer notifies Refco to the contrary, (i) where a report is made orally, at the time delivered to Customer, or (ii) where a report or notice is in writing, prior to the opening of trading on the next day following delivery of the report on which the relevant Exchange is open for business. Customer’s account shall be conclusive and binding unless Customer notifies Refco to the contrary immediately upon delivery to the Customer. ANY OBJECTION OF CUSTOMER TO A TRADE CONFIRMATION OR SIMILAR NOTICE OR A MONTHLY STATEMENT MUST BE MADE IN WRITING AND DIRECTED TO REFCO’S COMPLIANCE DEPARTMENT ADDRESSED TO 550 WEST JACKSON BOULEVARD, CHICAGO, IL 60661 OR VIA FACSIMILE TRANSMITTED TO (312) 788- 2055, WITHIN THE TIME PERIOD SET FORTH ABOVE. THE FAILURE OF CUSTOMER TO PROVIDE SUCH TIMELY WRITTEN OBJECTION IN THE MANNER SPECIFIED SHALL CONSTITUTE RATIFICATION OF ALL ACTIONS TAKEN BY REFCO OR ITS AGENTS.

9. COMMUNICATIONS. Reports, statements, notices and any other communications may be transmitted to Customer at the address given in the Account Application, or to such other address as Customer may from time to time designate in writing. All communications so sent, whether by mail, fax, air courier, messenger email, internet access, or otherwise, shall be deemed transmitted when deposited in the United States mail, or when received by a transmitting agent, and deemed delivered to Customer, whether actually received by Customer or not.

10. COMMUNICATION DELAYS. Refco shall not be held responsible for delays in the transmission or execution of orders due to a breakdown or failure of transmission or communication facilities, or for any other cause beyond Refco’s control.

11. CURRENCY FLUCTUATION RISK. If Customer directs Refco to enter into any transaction to be effected in a foreign currency: (a) any profit or loss arising as a result of a fluctuation in the exchange rate affecting such currency will be entirely for Customer’s account and risk; (b) all initial and subsequent deposits for margin purposes shall be made in U.S. dollars in such amounts as Refco in its sole discretion may require; and (c) Refco is authorized to convert funds in Customer’s account into and from such foreign currency at an exchange rate determined by Refco in its sole discretion on the basis of then prevailing exchange rates. Transactions on markets in other jurisdictions, including markets formally linked to a domestic market, may expose you to additional risk. Such markets may be subject to regulation that may offer different or diminished investor protection. Domestic regulatory authorities will be unable to compel the enforcement of the rules of regulatory authorities or markets in other jurisdictions.

12. TRADING RECOMMENDATIONS.

Customer acknowledges that (a) any market recommendations and information communicated to Customer by Refco do not constitute an offer to sell or the solicitation of an offer to buy any commodity or futures contract; (b) such recommendations and information, although based upon information obtained from sources believed by Refco to be reliable, may be incomplete and may not be verified; and (c) Refco makes no representation, warranty or guaranty as to and shall not be responsible for, the accuracy or completeness of any information or trading recommendation furnished to Customer. Customer understands that Refco’s officers, directors, affiliates, stockholders, employees, or representatives may have a position in and may intend to buy or sell commodities or futures contracts which are the subject of market recommendations furnished to Customer, and that the market position of any such officer, director, affiliate, stockholder, employee, or representative may or may not be consistent with the recommendations furnished to Customer by Refco. Refco makes no representation, warranty, or guaranty with respect to tax consequences of Customer’s transactions.

13. CUSTOMER REPRESENTATIONS.

Customer represents that the information contained in the Account Application is true, correct, and not misleading in any respect, and agrees that he will promptly notify Refco in writing if any of the information or representations contained therein materially changes or ceases to be true and correct in any material respect. Customer further represents that he is of legal age and sound mind and that, except as disclosed in writing to Refco, no one except Customer has an interest in any account or accounts carried for Customer by Refco. Customer further represents that he is not an employee of any exchange, any corporation in which any exchange owns a majority of the capital stock, any member of any exchange, any firm registered on any exchange, any futures commission merchant, any introducing broker, or any bank, trust, or insurance company. In the event that Customer becomes so employed, he will promptly notify Refco in writing of such employment. Customer further represents that he has full power and authority to enter into this agreement and to engage in transactions in futures contracts of the kind contemplated herein and that execution of this agreement, performance of duties hereunder, and the trading of futures contracts by customer are not prohibited by any law, rule, regulation, agreement or otherwise.

14. TRADING LIMITATIONS. Refco at anytime in its sole discretion may limit the number of positions which Customer may maintain or acquire through Refco. Customer agrees not to exceed the position limits established by the CFTC or any contract market, whether acting alone or with others, and to promptly advise Refco if Customer is required to file any reports on positions.

15. OPTIONS TRADING.

(a) Customer understands that some exchanges and clearing houses have established cut-off times for the tender of exercise instructions and that an option will become worthless if instructions are not delivered before such expiration time. Customer also understands that certain exchanges and clearing houses automatically will exercise some “in-the-money” options unless instructed otherwise. Customer acknowledges full responsibility for taking action either to exercise or to prevent the exercise of an option contract, as the case may be; Refco is not required to take any action with respect to an option contract, including without limitation any action to exercise a valuable option prior to its expiration date or to prevent the automatic exercise of an option, except upon Customer’s express instructions. Customer further understands that Refco has established exercise cut-off times which may be different from the times established by exchanges and clearing houses.

(b) Customer understands that (i) all short option positions are subject to assignment at any time, including positions established on the same day that exercises are assigned, and (ii) exercise assignment notices are allocated randomly from among all Refco customers’ short options positions which are subject to exercise. A more detailed description of Refco’s allocation procedure is available upon request.

16. CONSENT TO CROSS TRANSACTIONS.

This consent is being provided in order to comply with exchange rules regarding cross trade procedures and the execution of trades in which a floor broker or brokerage firm may be directly or indirectly involved as a principal to a transaction on any exchange that, from time to time, adopts rules requiring customer consent for these transactions.

Customer hereby consents that Refco, LLC (“Refco”), its agents, or floor brokers handling Refco orders, may, without prior notice, execute Customer’s orders in which Refco, its directors, officers, employees, agents, or the floor broker, may directly or indirectly, become the buyer to Customer’s sell order or the seller to Customer’s buy order, provided that such executions are made in accordance with exchange rules and any applicable provisions of the Commodity Exchange Act or regulations of the Commodity Futures Trading Commission. This consent shall be continuous and remain in effect until revoked in writing by Customer.

17. NO WAIVER OR AMENDMENT. No provision of this agreement may be waived or amended unless the waiver or amendment is in writing and signed by an authorized officer of Refco. No waiver or amendment of this agreement shall be implied from any course of dealing between the parties or from any failure by Refco or its agents to assert its rights under this agreement on any occasion or series of occasions. No oral agreements or instructions to the contrary shall be recognized or enforceable.

18. GOVERNING LAW / PARTIAL INVALIDITY.

This agreement and its enforcement shall be governed by the internal laws of the State of Illinois without reference to conflict-of-laws principles. Wherever possible, each provision of this agreement shall be interpreted in such a manner as to be valid and effective under applicable law, but if any provision of this agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

19. BINDING EFFECT. This agreement shall be continuous and shall cover, individually and collectively, all accounts of Customer at any time opened or reopened with Refco, irrespective of any change or changes at any time in the personnel of Refco or its successors, assigns, or affiliates, for any cause whatsoever; shall inure to the benefit of Refco and its successors and assigns, whether by merger, consolidation or otherwise; and shall be binding upon Customer and the estate, executors, administrators, legal representatives, successors and assigns of Customer. Customer hereby ratifies all transactions with Refco effected prior to the date of this agreement, and agrees that the rights and obligations of Customer in respect thereto shall be governed by the terms of this agreement, which supersedes all other customer agreements between Refco and Customer.

20. TERMINATION. This agreement shall continue in effect until terminated and may be terminated by Customer at any time when Customer has no positions and no liabilities held by or owed to Refco or at any time whatsoever by Refco; provided, however, that any such termination shall not affect any transactions theretofore entered into and shall not relieve either party of any obligations in connection with any debit or credit balance or other liability or obligation incurred prior to such termination.

21. INDEMNIFICATION. Customer agrees to indemnify Refco and hold Refco harmless from and against any and all liabilities, losses, damages, costs and expenses, including attorneys’ fees, incurred by Refco because any of the Customer’s representations and warranties shall not be true and correct or the agreements made herein by Customer shall not be fully and timely performed. Customer also agrees to pay promptly to Refco all damages, costs and expenses, including attorneys’ fees, incurred by Refco in the enforcement of any of the provisions of this agreement.

22. RECORDING.

(a) Customer understands that Refco in its sole discretion may record, on tape or otherwise, any telephone conversation between Refco and Customer. Customer hereby agrees and consents to such recording and waives any right Customer may have to object to the admissibility into evidence of such recording in any legal proceeding between Customer and Refco or in any other proceeding to which Refco is a party or in which Refco’s records are subpoenaed.

(b) Absent a separate written agreement with Customer or an advisor duly authorized to act on Customer’s behalf, Refco in its sole descretion may, but shall not be obligated to, accept futures contracts from other brokers executed by such brokers for clearance and maintenance in Customer’s account. If Refco and Customer enter into a separate give-up agreement, this agreement will control in the event of any conflict between such agreements.

23. TERMS AND HEADINGS. The term “Refco” shall be deemed to include Refco, LLC, and its agents, successors and assigns; the term “Customer” shall be deemed to refer to the party or parties executing this agreement. All pronouns shall be deemed to refer to the feminine or the masculine, as the gender of Customer requires. If this is a joint account, the singular shall mean, where appropriate, all owners of an account and the statements, agreements, representations and warranties set forth herein shall be deemed to have been made by each owner of the account. The paragraph headings in this agreement are inserted for convenience of reference only and are not intended to limit the applicability or affect the meaning of any of its provisions.

24. JOINT ACCOUNT PROVISIONS.

(a) If this account is held by more than one (1) person, all of the joint holders are jointly and severally liable to Broker for any and all obligations arising out of transactions in the account and agree to be bound by all terms and conditions of the Customer Agreement signed by each party. Broker is authorized to accept instructions and to send confirmations to any one of the joint owners, and the Customer hereby further appoints any and all of said joint owners as Customer’s agent for receipt of confirmations and hereby waives any right to receive confirmations otherwise. Any one or more of the joint owners shall have full authority for the account and risk in the name of the joint account.

(b) If this account is a joint account, in the event of the death of any of the Customers, the survivor(s) shall immediately give Refco written notice thereof, and Refco, before or after receiving such notice, may take such action, institute such proceedings, require such papers, retain such portion of the account, and restrict transactions in the account as Refco may deem advisable to protect Refco against any tax, liability, penalty, or loss under any present or future laws or otherwise. The estate(s) of any of the Customers who shall have died shall be liable, and the survivor(s) shall continue to be liable, to Refco for any debit balance or loss in the account in any way resulting from the completion of transactions initiated prior to the receipt by Refco of the written notice of the death of the decedent, or incurred in the liquidation of the account, or the adjustment of the interests of the respective parties.

(c) If this account is held by tenants in common, then, in the event that the account is closed or upon receipt of a certified document evidencing death or legal incapacity of any tenant, the account shall be divided in equal shares unless Broker is otherwise notified, in writing, signed by all joint owners of the amounts to be distributed to the individual joint owners.

(d) If this account is held by the parties as joint tenants with rights of survivorship, then, upon receipt of a certified document evidencing death or legal incapacity of one of the parties, the remaining party or parties shall continue this account in their name as sole or joint owners with all the terms and conditions of said account continuing in full force and effect.

25. PARTNERSHIP PROVISION. Where Customer is a partnership, the event of the dissolution or the termination of the Customer or the dissolution, termination or withdrawal of a general partner of the Customer by death, retirement, or for any other reason, the remaining partners immediately shall give Refco written notice thereof and Refco may, before or after receiving such notice, close the account(s) of Customer and proceed in accordance with paragraph 5 above and take such action, institute such proceeding, require such papers, retain such portion of the account(s) or restrict transaction in the account(s) as Refco may deem advisable to protect Refco against any liability, tax, or penalty under any present or future laws or otherwise. The estate of any of the general partners who shall have died shall be liable, and each survivor shall continue to be liable to Refco for any debit balance or loss in said account(s) resulting from the completion of transactions initiated prior to receipt by Refco of such written notice or incurred in the liquidation of the account(s) or the adjustment of the interests of the respective parties.

26. ERISA PENSION PLAN PROVISION.

Where Customer is a plan covered by ERISA (as defined below), Customer acknowledges and understands that Refco is only providing services hereunder and is not a plan fiduciary as defined in section 3(21) of the Employee Retirement Security Act of 1974 (“ERISA”), and any rules or regulations promulgated thereunder. Refco has no discretionary authority or control with respect to Customer’s purchase or sale of futures contracts and that the furnishing of market recommendations and information by Refco is solely for Customer’s convenience and does not constitute the exercise of such authority or control; and there is no agreement, arrangement, or understanding between Customer and Refco that Refco’s recommendations will serve as the primary basis for investment decisions with respect to the assets of Customer or that Refco will render individualized investment advice to Customer based on the particular needs of Customer. Customer further represents that it has full power and authority pursuant to governing agreements and otherwise to enter into this agreement and to engage in transactions in futures contracts of the kind contemplated herein. Customer further represents that it is not a “commodity pool operator”, within the meaning of the Commodity Exchange Act, by virtue of the exclusion provided in CFTC rule 4.5(a), and that it has filed any required notice of eligibility in accordance with the requirements of Rule 4.5(c).

27. JURISDICTION, VENUE, WAIVER OF JURY TRIAL AND SHORTENING OF LIMITATIONS PERIOD.

Customer agrees that any civil action, arbitration or other legal proceeding between Refco or its employees or associated persons, on one hand, and Customer, on the other hand, arising out of or relating to this agreement on Customer’s account shall be brought, heard and resolved only by a tribunal located in Chicago, Illinois and Customer hereby waives the right to have such proceeding transferred to any other location. In addition, Customer hereby waives trial by jury in any such action or proceeding. No action, regardless of form, arising out of or relating to this agreement or transactions hereunder may be brought by Customer more than one year after the cause of action arose, provided, however, that any action brought under the provisions of Section 14 of the Commodity Exchange Act may be brought at any time within two years after the cause of action accrues. Customer hereby submits and consents to personal jurisdiction in any state or federal court in Chicago, Illinois and appoints and designates Refco (or any other party whom Refco may from time to time hereinafter designate) as Customer’s true and lawful attorney-in-fact and duly authorized agent for service of legal process, and agrees that service of such process upon Refco or such other party shall constitute personal service of such process upon Customer; provided, that Refco or such other party shall, within five days after receipt of any such process, forward the same by air courier or by certified or registered mail, together with all papers affixed thereto, to Customer at Customer’s last known mailing address.

28. RISK ACKNOWLEDGEMENT.

Customer acknowledges that investment in futures contracts is speculative, involved a high degree of risk and is suitable only for persons who can assume risk of loss in excess of their margin deposits. Customer understands that because of the low margin normally required in futures trading, price changes in futures contracts may result in significant losses, which losses may substantially exceed Customer’s margin deposits. Customer represents that Customer is willing and able, financially and otherwise, to assume the risks of futures trading, and in consideration of Refco’s carrying Customer’s account(s), Customer agrees not to hold Refco responsible for losses incurred through following its trading recommendations or suggestions or those of its employees, agents or representatives. Customer recognizes that guarantees of profit or freedom from loss are impossible of performance in futures trading, acknowledges that Customer has received no such guarantees from Refco or from any of its representatives, and has not entered into this agreement in consideration of or in reliance upon any such guarantees or similar representations.

29. ANTI-MONEY LAUNDERING. Important Information About Procedures for Opening a New Account: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

30. ACCEPTANCE. This agreement shall not be deemed to be accepted by Refco or become a binding contract between Customer and Refco until approved by Refco’s new accounts department.

THIS IS A CONTRACTUAL AGREEMENT. PLEASE READ IT CAREFULLY BEFORE SIGNING.

BY SIGNING THIS AGREEMENT, CUSTOMER REPRESENTS AND WARRANTS TO BROKER THAT ALL INFORMATION SUPPLIED TO BROKER IN THIS OR ANY OTHER ACCOUNT FORM IS TRUE AND ACCURATE, AND THAT CUSTOMER SHALL INFORM BROKER IN WRITING OF ANY CHANGES TO SUCH INFORMATION WHEN SUCH CHANGES OCCUR. REFCO IS HEREBY AUTHORIZED TO VERIFY ALL INFORMATION PROVIDED BY CUSTOMER(S) HEREIN. I (WE) HEREBY REQUEST REFCO, LLC TO OPEN A TRADING ACCOUNT IN THE NAME(S) SET FORTH IN THIS APPLICATION. I (WE) HAVE READ AND UNDERSTOOD THE TERMS AND CONDITIONS OF THE CUSTOMER AGREEMENT GOVERNING THE ACCOUNT AND AGREE TO BE BOUND BY THEM AS CURRENTLY IN EFFECT.

Print Full Legal Name of Corporation/LLC

Authorized Signature	Authorized Signature

Name/Title of Authorized Signatory	Name/Title of Authorized Signatory

Date	Date

CORPORATE RESOLUTIONS AND CERTIFICATE

I,                      Secretary of                                                         , a corporation organized under the laws of the State of                            (the “Corporation”), DO HEREBY CERTIFY that a meeting of the Board of Directors of the Corporation, held in accordance with its charter and by-laws on the                   day of                         of the year            , at which a quorum was at all times present and acting, the following resolutions were duly adopted and that said resolutions have not been amended, rescinded or revoked and do not conflict with any of the provisions of the charter or by-laws of the Corporation:

(1) RESOLVED: That

and
(Officer Name & Title)

(Officer Name & Title)

and each of them, or such other person as the Corporation may designate from time to time either in writing or by his apparent authority, be and hereby are authorized to trade in futures contracts for the account and risk of this Corporation through and with the firm of Refco, LLC (“Refco”) and its successors and assigns, the authority hereby granted including the power to do any and all of the following:

(a)          To buy, sell and agree to buy and sell futures contracts, on margin or otherwise, the power to sell including the power to sell “short”;

(b)         To deposit with and withdraw from the account or accounts maintained at Refco money, securities, and other property;

(c)          To receive requests and demands for additional margin, notices of intention to sell or purchase and other notices and demands of whatever character;

(d)         To receive and acquiesce in the correctness of such notices, statements of account and other records and documents; and it was further;

(2)                                  RESOLVED: That notices, statements, and demands upon the Corporation by or from Refco in connection with the Corporation’s account or accounts may be delivered verbally or in writing to any of the above designated persons as though dealing with the Corporation; and it was further

(3)                                  RESOLVED: That the execution and delivery of a Customer Account Application and Customer Agreement are hereby authorized and that the officers of the Corporation are hereby directed to execute such Agreements, and all other agreements by and on behalf of the Corporation and to deliver the same to Refco; and it was further

(4)                                  RESOLVED: That Refco is authorized to act upon the authority of these resolutions until receipt by it of a certificate showing rescission or modification thereof signed by the Secretary of this Corporation and under its seal, and that Refco is also authorized to recognize and deal with the officers of this Corporation whose names are set forth in this certificate, until receipt by Refco at its main Chicago office of a further certificate, setting forth the name(s) of another person or other persons as such officers; and it was further

(5)                                  RESOLVED: That it is the intention of the Corporation to give the persons empowered to trade in futures contracts the broadest possible power with respect to the account or accounts of the Corporation, and the Corporation agrees to hold Refco harmless against any and all claims that may arise by reason of following any instruction, order, or direction given by any of the empowered persons.

I further certify that each of the following has been duly elected and is now legally holding the office designated below his or her respective name:

President

Vice President

Treasurer

Secretary

I further certify that the Corporation is duly organized and existing and, pursuant to its corporate charter, has the power to effect the transactions and to take all actions as recited in these resolutions. Furthermore, Refco may rely upon this certification in establishing and maintaining accounts for the Corporation.

In witness whereof, I have hereunto subscribed my name and affixed the seal of the Corporation this                day of                         , 2       .

(Corporate Seal)
Secretary

LIMITED LIABILITY COMPANY RESOLUTIONS

The undersigned being the manager (or managing members) of                              , a limited liability company formed under the laws of the State of                                  (“Company”), do hereby certify that the following resolutions were, or hereby are, duly adopted in accordance with the procedures set forth in the limited liability agreement of the Company and that said resolutions have not been amended, rescinded or revoked, and are in no way in conflict with any of the provisions of the Company’s limited liability agreement.

RESOLVED: That		and/or		, and/or	of
	name and title		name and title		name and title

This Company be and is hereby authorized to trade and effect transactions in Futures Contracts for the account and risk of this Company, including without limitation the power to do any and all of the following:

a)              To buy, sell, sell short, and trade in Futures Contracts on margin or otherwise (this includes transactions on the Foreign Interbank Market);

b)             To deposit with and withdraw from REFCO, LLC, money, commodities, contracts for the purchase or sale of Futures Contracts, checks and other negotiable instruments, securities and other property of this Company;

c)              To receive and acquiesce in the correctness of notices, confirmations, requests, demands and communications of every kind;

d)             To enter into a Corporate Customer Agreement (and all related account documents) with the aforesaid firms;

e)              To settle, compromise, adjust, and give releases with respect to any and all claims, demands, disputes and controversies; and

f)                To make agreements and take any other action relating to any of the foregoing matters.

This enumeration of specific authority shall not in any way limit or affect any other authority, which the named officials might otherwise have.

RESOLVED: That any and all past transactions of any kind herein authorized, which may have been heretofore had on behalf of this Company through or with REFCO, LLC be, and hereby are, ratified;

RESOLVED: That REFCO, LLC is authorized to act upon the authority of these resolutions until receipt by REFCO, LLC of a writing showing revision or modification thereof signed by the manager (or managing members) that REFCO, LLC is also authorized to recognize and deal with the representatives of this Company whose names are set forth in a writing signed by the manager (or managing members) of this Company, until receipt by REFCO, LLC of a further certificate setting forth the names of another person or persons as such officers;

RESOLVED: That the above named representatives shall specifically have the authority to enter into a third-party Power of Attorney, if desired; and

RESOLVED: That confirmations of transactions entered into pursuant to this authorization shall be sent to the following persons at the business address of this Company.

Insert name of person other than person(s) authorized above, (unless there is no other such person)

I further certify that the Company is duly organized and existing and, pursuant to its certificate of formation and limited liability company agreement, has the power to effect the transactions and to take all actions as recited in these resolutions. Furthermore, REFCO, LLC may rely upon this certification in establishing and maintaining accounts for the Company.

IN WITNESS WHEREOF, I have hereunto subscribed my name on behalf of the Company.

X	X
Signature of Manager (or managing members)		Date

X
Signature of Manager (or managing members)

X
Signature of Manager (or managing members)

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As Guarantor of an account with Refco, LLC, please review and complete this Guaranty form, signing where indicated. If there is more than one Guarantor, you must supply the information for each Guarantor on an additional sheet.

ACCOUNT APPLICATION AND GUARANTY

Guarantor’s full name

Co-Guarantor’s full name							Social Security no.

Date of birth

Home street address

City					State	Zip		Country

Home telephone no.			(	)	Business telephone no. (		)

Fax no.	(	)

Employer						Occupation

Business street address

City					State	Zip		Country

Current Bank/Money Market accounts:
Firm	☐ Checking
City	☐ Saving
Acct. #	☐ Money market

Net worth (excluding equity in home):

☐ $50,000-$99,999	☐ $100,000-$249,999
☐ $250,000-$499,999	☐ $500,000-$1,000,000
☐ more than $1,000,000	☐ if less than $50,000, please specify exact amount:

Annual income:

Do you now, or did you ever, have an interest in a futures or options account? ☐ YES ☐ NO

If YES, please list:
Firm	account ☐ open ☐ closed
Firm	account ☐ open ☐ closed

Investment experience:	YES	(# of years)	NO
Stocks/Bonds	☐		☐
Funds	☐		☐
Futures/Options	☐		☐

GUARANTY

In order to induce Refco, LLC (“Refco”) to enter into the Customer Agreement, to which this guarantee is attached,

with	(“Customer”) and for other

good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby, jointly and severally in the case of multiple guarantors, personally and unconditionally guarantee the prompt, full and complete performance of any and all covenants and agreements of Customer to Refco and the payment of any and all indebtedness, damages, costs and expenses (including attorneys’ fees and costs of collection) owed to or which may become due to Refco by Customer.

This guarantee shall remain in full force and effect until termination of the Customer Agreement; provided, however, that the undersigned shall not be released from his obligations hereunder so long as any claim of Refco against Customer which arises out of, or relates to, directly or indirectly, the Customer Agreement, is not settled to the satisfaction of Refco or discharged in full.

The undersigned hereby expressly waives (a) notice of acceptance of this guarantee by Refco, (b) notice of any default or non-performance of Customer under the Customer Agreement, (c) notice of any modification to the Customer Agreement or any extension of time granted to the Customer, and (d) all defenses, counterclaims which the undersigned may at any time have to any claim of Refco against the Customer. The undersigned expressly acknowledges that amendment or modification of the Customer Agreement or the renewal or extension of any indebtedness of Customer shall not in any manner release, affect or impair his liability under this guarantee. The undersigned further agrees that no invalidity of the Customer Agreement or any obligation thereunder shall affect or impair his liability under this guarantee.

Refco may, in its discretion, proceed against the undersigned, jointly and severally in the case of multiple guarantors, to collect any obligation covered by the guarantee without first proceeding against Customer. Upon five days’ written notice by Refco, the undersigned shall pay any and all indebtedness, damages, costs and expenses due Refco by Customer and shall perform any and all duties and obligations of Customer to Refco.

This guarantee shall be construed pursuant to the internal laws of the State of Illinois without reference to conflict-of-law principles, shall inure to the benefit of Refco, its successors and assigns, and shall be binding on the undersigned, his heirs and assigns.

Any notice to be given to the undersigned may be sent to the address provided below, and all communications so sent, whether by mail, telegraph, telex, messenger or otherwise, shall be deemed duly given to the undersigned personally, whether or not actually received. Notices sent by mail shall be deemed duly given on the business day immediately following the date of mailing.

Guarantor agrees that any civil action, arbitration or other legal proceeding between Refco or its employees or associated persons, on one hand, and Customer, on the other hand, arising out of or relating to this guarantee shall be brought, heard and resolved only by a tribunal located in Chicago, Illinois and Customer hereby waives the right to have such proceeding transferred to any other location. In addition, Guarantor hereby waives trial by jury in any such action or proceeding. Guarantor hereby submits and consents to personal jurisdiction in any state or federal court in Chicago, Illinois and appoints and designates Refco (or any other party whom Refco may from time to time hereinafter designate) as Guarantor’s true and lawful attorney-in-fact and duly authorized agent for service of legal process, and agrees that service of such process upon Refco or such other party shall constitute personal service of such process upon Guarantor; provided, that Refco or such other party shall, within five days after receipt of any such process, forward the same by air courier or by certified or registered mail, together with all papers affixed thereto, to Guarantor at Guarantor’s last known mailing address.

All pronouns shall be deemed to refer to the masculine or feminine, as the identity of the person may require, and the singular shall import the plural in the context of this guarantee.

Individually, as Guarantor	Individually, as Guarantor

Print Name	Print Name

Address	Address

Date	Date

ACKNOWLEDGEMENT OF RECEIPT

ACKNOWLEDGEMENT OF RECEIPT OF RISK DISCLOSURE STATEMENT FOR FUTURES AND OPTIONS

CUSTOMER ACKNOWLEDGEMENT:

I hereby acknowledge that I have received, read and understood the Risk Disclosure Statement for Futures and Options set forth in Book 1, “Information and Disclosure Statements” on pages 1 and 2.

Authorized Signature	Authorized Signature

Name/Title of Authorized Signatory	Name/Title of Authorized Signatory

Date	Date

ADDITIONAL RISK DISCLOSURE

In view of information on your account application with Refco, LLC you should be aware of additional risk disclosures before you open a futures and options trading account, if you fall into any of the following categories (please check all that apply):

☐ You are retired.

☐ You have no prior futures, options or securities trading experience.

☐ Your annual net income is less than $25,000 or net worth is less than $50,000.

☐ You are investing retirement funds (e.g. IRA, 401K, Keogh, etc.)

☐ You are 65 years of age or over

☐ other (list)

In addition to the standard industry disclosures included in the Refco, LLC Customer Account Agreement, you should be aware that trading in futures contracts is considered a risky form of investment. If you have pursued only conservative forms of investment in the past, you may wish to study futures and options trading further before continuing an investment of this nature. You must realize that you could sustain a total loss of all funds you deposit with your broker as initial margin as well as substantial amounts of capital, including incurring liability for deficit balances, when trading futures or granting options, should the market go against your investment. You must also realize that the limited risk in buying options means you could lose the entire option investment should the position expire worthless.

If you wish to continue with your investment, you acknowledge that the funds you have committed are purely risk capital and loss of your investment will not jeopardize your style of living nor will it detract from your future retirement program. Additionally, you fully understand the nature and risks of futures and options investments, and your obligations to others will not be neglected should you suffer investment losses.

Print Name	Date

Authorized Signature

Print Name	Date

Authorized Signature

NFA REGISTRATION EXEMPTION LETTER

Refco, LLC	Date:
550 W. Jackson Blvd.
Suite 1300	Account Name:
Chicago, IL 60661
Account Number:

The undersigned represents, under penalty of perjury, that the above designated account is exempt from registration with the National Futures Association based upon the applicable explanation below. (Please check that which applies)

                               The account is solely a proprietary account of the above named entity and no funds from customers or other third parties are deposited nor placed in said account. Neither the above named entity nor any person on its behalf has solicited, nor will solicit in the future, any person for the purpose of depositing funds in said account. The undersigned agrees to notify, in writing, Refco, LLC (“Refco”) in the event of any change in the representations contained herein. Further, the undersigned acknowledges that Refco is relying on the representations contained herein in regard to the manner in which Refco carries and treats the above account.

                              The Company has no presence in the United States (“U.S.”), the undersigned is not a citizen or resident of the U.S., and the company does not have any branch offices in the U.S.;

Shareholders or owners of the Company are solely foreign citizens (i.e. individuals or entities who are both non-U.S. citizens and non-U.S. residents);

The source of the funds of the Company derive solely from non-U.S. sources;

No solicitation will occur that is directed to U.S. citizens or residents. No advertising of a form that can reasonably be expected to reach persons residing within the U.S. will be used; AND

When the term U.S. is used above, it includes the fifty states and territories or possessions of the U.S.

Authorized Signature	Date

Print Name

Refco Approval	Date

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Form W-9 (Rev. January 2003) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type

See Specific Instructions on back.

Name

Business name, if different from above.

Check appropiate box:	☐	Individual/Sole proprietor	☐	Corporation	☐	Partnership	☐	Other	☐	Exempt from backup withholding

Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)

City, state and ZIP code

List account number(s) here (optional)

Part I      Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on back.

Social security number
or
Note: If the account is in more than one name, see the chart on back for guidelines on whose number to enter.	Employer identification number

Part II    Certification

Under penalties of perjury, I certify that:

1.                    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.                    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.                    I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions back.)

Sign	Signature of
Here	U.S. person	Date

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

Note: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Foreign person. If you are a foreign person, use the appropriate Form W-8 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% after December 31, 2003; 28% after December 31, 2005). This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester, or

2. You do not certify your TIN when required (see the Part II instructions on back for details), or

3. The IRS tells the requester that you furnished an incorrect TIN, or

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

2. The United States or any of its agencies or instrumentalities;

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation;

7. A foreign central bank of issue;

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

9. A futures commission merchant registered with the Commodity Futures Trading Commission;

10. A real estate investment trust;

11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

12. A common trust fund operated by a bank under section 584(a);

13. A financial institution;

14. A middleman known in the investment community as a nominee or custodian; or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000 (1)	Generally, exempt recipients 1 through 7 (2)

(1) See Form 1099-MISC, Miscellaneous Income, and its instructions.

(2) However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC)), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note: See the chart for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov/online/sss.html. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt from backup withholding.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1. Individual		The individual

2. Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account

3. Custodian account of a minor (Uniform Gift to Minors Act)		The minor (2)

4.	a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee (1) The actual owner (1)

5. Sole proprietorship or single-owner LLC		The owner (3)

For this type of account:		Give name and EIN of:

6. Sole proprietorship or single-owner LLC		The owner (3)

7. A valid trust, estate, or pension trust		Legal entity (4)

8. Corporate or LLC electing corporate status on Form 8832		The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization		The organization

10. Partnership or multi-member LLC		The partnership

11. A broker or registered nominee		The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2) Circle the minor’s name and furnish the minor’s SSN.

(3) You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

HEDGE ACCOUNT REPRESENTATION

(To Be Completed by Bona Fide Hedgers Only)

Unless specified in writing to the contrary, all orders for the purchase or sale of the following futures contracts for Customer’s account will represent “hedging” transactions and positions as defined in Commodity Futures Trading Commission Regulation 1.3(z) (reprinted on page 16) as such regulation currently exists or may hereafter be amended:

If orders are given for the purchase or sale of futures contracts that do not meet the definition of “hedging,” Customer shall advise Refco in writing to that effect and will keep these and other contracts margined as required by Refco and the applicable contract market rules. In the unlikely event of Refco’s insolvency, open contracts held in Customer’s hedge account should be handled as follows:

liquidated by the bankruptcy trustee without seeking further instructions from Customer or seek further instructions from Customer regarding liquidation or transfer.

These directions shall remain in effect until revoked in writing. Without limiting the provisions of the Customer Agreement, Customer acknowledges that all hedge transactions shall be subject to applicable rules, regulations, and interpretations of the contract market where such transactions are executed, including without limitation prior contract market approval to exceed speculative limits and the submission of supporting documentation.

Authorized Signature	Authorized Signature

Print Name	Print Name

Date	Date

CFTC REGULATION 1.3 (z) BONA FIDE HEDGING TRANSACTIONS AND POSITIONS.

(1) General Definition. Bona Fide hedging transactions and positions shall mean transactions or positions in a contract for future delivery on any contract market, where such transactions or positions normally represent a substitute for transactions to be made or positions to be taken at a later time in a physical marketing channel, and where they are economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise, and where they arise from:

(i)            The potential change in the value of assets which a person owns, produces, manufactures, processes, or merchandises or anticipates owning, producing, manufacturing, processing, or merchandising,

(ii)           The potential change in the value of liabilities which a person owes or anticipates incurring, or

(iii)          The potential change in the value of services which a person provides, purchases or anticipates providing or purchasing. Notwithstanding the foregoing, no transactions or positions shall be classified as bona fide hedging for purposes of section 4a of the Act unless their purpose is to offset price risks incidental to commercial cash or spot operations and such positions are established and liquidated in an orderly manner in accordance with sound commercial practices and unless the provisions of paragraphs (z) (2) and (3) of this section and sections 1.47 and 1.48 of the regulations have been satisfied.

(2) Enumerated Hedging Transactions. The definition of bone fide hedging transactions and positions in paragraph (1) of this section includes, but is not limited to, the following specific transactions and positions:

(I)           Sales of any commodity for future delivery on a contract market which do not exceed in quantity:

(A)	Ownership or fixed-price purchase of the same cash commodity by the same person; and

(B)	Twelve months’ unsold anticipated production of the same commodity by the same person provided that no such position is maintained in any future during the five last trading days of that future.

(ii)          Purchases of any commodity for future delivery on a contract market which do not exceed in quantity:

(A)	The fixed-price sale of the same cash commodity by the same person;

(B)	The quantity equivalent of fixed-price sales of the cash products and by-products of such commodity by the same person; and

(C)

Twelve months’ unfilled anticipated requirements of the same cash commodity for processing, manufacturing, or feeding by the same person, provided that such transactions and positions in the five last trading days of any one future do not exceed the person’s unfilled anticipated requirements of the same cash commodity for that month and for the next succeeding month.

(iii)          Offsetting sales and purchases for future delivery on a contract market which do not exceed in quantity that amount of the same cash commodity which has been bought and sold by the same person at unfixed prices basis different delivery months of the contract market, provided that no such position is maintained in any future during the five last trading days of that future.

(iv)          Sales and purchases for future delivery described in paragraphs z (2) (i), z (2) (ii), and z (2) (iii) of this section may also be offset other than by the same quantity of the same cash commodity, provided that the fluctuations in value of the position for future delivery are substantially related to the fluctuations in value of the actual or anticipated cash position, and provided that the positions in any one future shall not be maintained during the five last trading days of that future.

(3) Non-Enumerated Cases. Upon specific request made in accordance with section 1.47 of the regulations, the Commission may recognize transactions and positions other than those enumerated in paragraph (2) of this section as bone fide hedging in such amounts and under such terms and conditions as it may specify in accordance with the provisions of Regulation 1.47. Such transactions and positions may include, but are not limited to, purchases or sales for future delivery on any contract market by an agent who does not own or who has not contracted to sell or purchase the offsetting cash commodity at a fixed price, provided that the person is responsible for the merchandising of the cash position which is being offset.

CONSENT – DELIVERY OF STATEMENTS BY ELECTRONIC MEDIA

You may choose to receive your customer account statements (monthly and daily statements) by e-mail or internet access. If you request a hard copy of any of the customer statements there may be an additional charge.

You acknowledge your statement is deemed received when made available to you by Refco, regardless of whether you actually accessed the statement. You also acknowledge that you are responsible for alerting Refco to any change in your e-mail address and completing a new consent form with the new information.

This consent shall be effective until revoked by you in writing and received by Refco at 550 West Jackson Boulevard, Chicago, IL 60661. By your signature below, you represent that the delivery and execution of this consent has been duly authorized and are within your powers.

Please check one:

☐
E-Mail Address

☐
Internet Access – Contact Client Services at (312) 788-2300

☐
This is an e-mail address change notice- Previous E-mail address Please fax this change to: 312-756-3461

Authorized Signature	Authorized Signature

Print Name	Print Name

Date	Date

Account Number, if assigned	Phone Number

REFCO ONLINE SERVICES AND ELECTRONIC TRADING AGREEMENT

IMPORTANT! ANY PERSON OR ORGANIZATION ACCESSING OR ATTEMPTING TO ACCESS THE ONLINE OR ELECTRONIC TRADING SERVICES OF REFCO GROUP LTD., LLC OR ITS AFFILIATES (COLLECTIVELY REFERRED TO HEREIN AS “REFCO”) MUST FIRST AGREE TO THE TERMS OF THIS AGREEMENT. SUCH SERVICES SHALL INCLUDE ALL STATEMENT REVIEWS, NEW ACCOUNT ORIGINATION, INTERNET TRADING AND ELECTRONIC ORDER ENTRY AND REPORTS, MARKET, TRADING AND GENERAL INFORMATION, INCLUDING QUOTES, CHARTS, NEWS, AND SYSTEM INFORMATION, ALL CLEARING AND BACK OFFICE FUNCTIONS AND SERVICES, ALL SOFTWARE PROVIDED BY REFCO TO USER (“SOFTWARE”), THE REFCO WEB SITE, AS WELL AS ANY OTHER SERVICES THAT MAY BE ADDED FROM TIME TO TIME (“COLLECTIVELY REFERRED TO HEREIN AS “THE SYSTEM”). THIS AGREEMENT SHALL APPLY TO ANY PERSON OR ORGANIZATION WHO ACCESSES OR ATTEMPTS TO ACCESS THE SYSTEM, AS WELL AS ANY PERSON OR ORGANIZATION WHO BENEFITS FROM SUCH USE, INCLUDING BUT NOT LIMITED TO, USERS WHO BENEFIT FROM THE USE OF THE SYSTEM BY BROKERS ACTING ON THEIR BEHALF (“USER”). ALL LIMITATIONS OF LIABILITY AND DISCLAIMERS CONTAINED HEREIN SHALL APPLY TO THE SYSTEM REGARDLESS OF WHETHER OR NOT THE SYSTEM, OR ANY PART THEREOF, WAS DEVELOPED OR IS SERVICED OR SUPPORTED BY REFCO. USE OF THE SYSTEM, OR USER’S SIGNED ACKNOWLEDGEMENT, INDICATES USER’S UNQUALIFIED ACCEPTANCE OF ALL OF THE TERMS OF THIS AGREEMENT. IF USER FINDS THIS AGREEMENT UNACCEPTABLE, IT SHALL NOT USE THE SYSTEM. REFCO IS WILLING TO PROVIDE THE SYSTEM TO USER ONLY IF USER AGREES TO BE BOUND BY THE FOLLOWING TERMS.

1. Some of the information available on the System will be provided by Refco, and some will be provided by various independent sources (“Information Providers”). User acknowledges that the accuracy, completeness, timeliness, and correct sequencing of the information concerning User’s trading and account activity, the quotes, market and trading news, charts, trading analysis and strategies, and other information that may be added from time to time (collectively referred to as the “Information”), is not guaranteed by either Refco or the Information Providers. User agrees that in no event shall Refco, any of its affiliates, or the Information Providers, have any liability for the accuracy, completeness, timeliness or correct sequencing of the Information, or for any decision made or taken by User in reliance upon the Information or the System, or for any interruption of any Information provided by the System, or for any aspect of the System. In addition, some of the Information may be supplied by exchanges through Information Providers, and this material is for informational purposes only. The exchanges do not represent that the Information selected for display is comprehensive, complete, certified or accurate; do not intend to, and do not, in any country, directly or indirectly, solicit business or offer any contract to any person through the medium of this Information; or accept any responsibility or liability for enabling the user to link to another site on the World Wide Web, for the contents of any other site, or for any consequence which results from acting upon the contents of another site.

2. User understands that technical problems or other conditions may delay or prevent User from entering or canceling an order on the System, or likewise may delay or prevent Refco from executing or clearing an order on the System. Neither Refco, nor any of its affiliates, shall be liable for, and User agrees not to hold or seek to hold Refco, or any of its affiliates, liable for, any technical problems, system failures and malfunctions, communication line failures, equipment or software failures and malfunctions, system access issues, system capacity issues, high Internet traffic demand or other Internet related problems, security breaches, theft and other unauthorized access, and any other similar computer problems and defects, as well as severe weather, earthquakes, floods and strikes or other labor problems in connection with the use or attempted use of the System. Refco does not represent, warrant or guarantee that User will be able to access or use the System at times or locations of User’s choosing, or that Refco will have adequate capacity for the System as a whole or in any particular geographic location. Refco does not represent, warrant or guarantee that the System will provide uninterrupted and error free service. Refco does not make any warranties or guarantees, express or implied, with respect to the System or its content, including without limitation, warranties of quiet enjoyment, noninfringement, title, merchantability or fitness for a particular purpose, and merchantability for computer problems and for informational content. Refco does not guarantee or warrant that the System will be free from infection, viruses, worms, trojan horses or other code that manifest contaminating or destructive properties. Neither Refco, nor any of its affiliates, shall be liable to User for any loss, cost, damage or other injury, whether in contract or tort, arising out of or caused in whole or in part by Refco’s or User’s use of, or reliance on, the System or its content, or in otherwise performing its obligations under or in connection with this Agreement. In no event will Refco, or any of its affiliates, be liable to User or any third party for any punitive, consequential, incidental, special, indirect (including lost profits and trading losses and damages) or similar damages, even if advised of the possibility of such damage. If some jurisdictions do not allow the exclusion or limitation of liability for certain damages, in such jurisdictions the liability of Refco shall be limited in accordance with this Agreement to the extent permitted by law. Refco reserves the right to suspend service and deny access to the System without prior notice during scheduled or unscheduled system maintenance or upgrading.

3. User acknowledges that all orders placed through the System are at User’s sole risk. User further acknowledges that User’s orders may be sent directly to the trading floors of the various exchanges (or to an electronic trading system, if applicable), that there may be minimum equity requirements and limits set by each contract as to the maximum number of allowable contracts for orders processed through the System, that current limits are subject to change, that contingency orders may not be accepted, and that the online direct order placement service may be suspended on a contract’s last trading day. User understands that orders that it sends directly to the trading floors or an electronic trading system may be reviewed by an order desk, and if User fails to meet the requirements, User’s order may be refused. User further understands that it may be restricted from use of or refused access to the System at any time, and that Refco reserves the right to require a margin deposit prior to the execution of any order placed through the System, or as otherwise required by Refco’s margin policy. In the event that there is a restriction on User’s account, or that User fails to make a margin deposit as required, neither Refco, nor any of its affiliates, shall be responsible for any delay or failure to provide the System, including the ability to execute an order.

4. Although the System may provide access to numerous recommendations about how to invest and what to buy, none of these recommendations shall be deemed to be endorsed by Refco. Refco does not recommend any investment advisory service or product, nor does Refco offer any advice regarding the nature, potential value, or suitability of any particular transaction or investment strategy. NOTHING IN THIS AGREEMENT SHOULD BE CONSTRUED AS A SOLICITATION OR RECOMMENDATION TO BUY OR SELL ANY INSTRUMENT OR ENGAGE IN ANY TRANSACTION.

5. (a) Upon approval of User’s account, Refco will provide User with an individual password and user identification code (“Access Codes”). The Access Codes are intended to enable User to access User’s account and to enter buy and sell orders for User’s account through the System, and therefore, User must maintain the confidentiality, and prevent the unauthorized use, of the Access Codes at all times. User accepts full responsibility for the use and protection of the Access Codes, which includes, but is not limited to, all orders entered into the System using the Access Codes and changes in User account information that are entered through use of the Access Codes. User hereby authorizes Refco and any party claiming through Refco to rely upon any information or instructions set forth in any data transmission using the assigned Access Codes, without making further investigation or inquiry, and regardless of the actual identity of the individual transmitting the same, in connection with the operation of the System.

(b) User accepts full responsibility for monitoring User’s account(s) with Refco. In the event that User becomes aware of any loss, theft or unauthorized use of User’s Access Codes, User shall notify Refco IMMEDIATELY. In addition, User shall notify Refco IMMEDIATELY upon discovering that User has failed to receive any statement, confirmation or other communication from Refco. Such notifications shall be made to Refco’s Compliance Officer at Refco’s office in Chicago, Illinois, via e-mail, or phone at
312-788-2050.

(c) Refco grants to User, and User accepts from Refco, a non-exclusive and non-transferable license to use the System solely for the purposes provided herein and subject to any other agreements in effect between User and Refco. User agrees that it shall take reasonable steps to protect, and shall not use, publish or disseminate, the information made available or accessible through the use of the System, including without limitation the Information, Access Codes, and Software, using methods at least substantially equivalent to the steps it takes to protect its own proprietary information, but not less than a reasonable standard, during the term of this Agreement and for a period of five (5) years following the expiration, termination, discontinuance or cancellation of this Agreement and shall prevent the duplication or disclosure of such information, other than by or to its employees who must have access to the information to perform User’s obligations hereunder, provided that User shall make such employees aware of the restrictions of this Section 5 and provided that User shall be solely responsible for such information. Any and all materials that Refco provides to User in connection with the System, including without limitation all Information, Access Codes, and Software, together with all modifications and revisions thereto, and all copyrights, trademarks, patents, trade secret rights and other intellectual and proprietary rights, title and interest relating thereto are the property of Refco, Refco’s licensors, its successors and assigns, the Information Providers, or other third parties, and are intended for User’s sole and individual use. User shall not reproduce, modify, prepare derivative works of, retransmit, disseminate, sell or distribute such materials in any manner without the express written consent of both Refco and the relevant owner. In addition, User shall not permit any other person access to the System. User further agrees not to delete any copyright notices or other indications of protected intellectual property rights from materials that User prints or downloads from the System. All such materials are provided “AS IS”, without any warranty of any kind, whether express or implied, including warranties of merchantability, fitness for a particular purpose, noninfringement and title.

(d) User agrees that its use of the System is at User’s own risk. User shall be responsible for providing and maintaining the means by which it accesses the System, which may include, without limitation, personal computer, modem and telephone, or other access line. User shall be responsible for all access and services fees necessary to connect to the System and assumes all charges incurred in accessing the System. User further assumes all risks associated with the use and storage of information on User’s personal computer.

(e) User hereby assumes sole responsibility and liability for the accuracy and adequacy of information entered in connection with the use of the System. User shall indemnify and hold harmless Refco and its affiliates from any and all consequential, incidental, special, punitive, or indirect damages (including lost profits, trading losses and damages) resulting from, arising out of or relating to such information, whether authorized or unauthorized. In the event any inaccurate, incomplete or incorrect information relating to User is communicated to Refco, whether or not through the System, or in the event the User determines that the System includes inaccurate, incomplete or incorrect information relating to User, User covenants that it shall notify Refco IMMEDIATELY, at Refco’s office in Chicago, Illinois, via e-mail, or phone at 312-788-2050. User also covenants that it shall notify Refco IMMEDIATELY, as provided herein, if (a) an order has been placed through the System and User has not received an order number; (b) an order has been placed through the System and User has not received an accurate acknowledgement (whether through hard copy, electronic, or oral means) of the order or of its execution; or (c) User has received acknowledgement (whether through hard copy, electronic or oral means) of an execution for any order which User did not place; or any other conflict similar to those stated herein. User agrees and acknowledges that Refco shall be entitled to rely upon any oral, written or electronic communications, whether in tangible or intangible form, received from User, including from any of User’s officers, partners, principals or employees.

(f) User hereby covenants and agrees that User:

(i)            shall use the System only for the purpose of placing orders for futures contracts and options thereon, receiving fills and for receiving on-line User statement reviews and new User account origination. In addition, User shall not directly or indirectly transact any business using the System with any of its affiliates; including, without limitation, accepting or countering any offer made by any of its affiliates; and in connection therewith, User agrees that Refco may take actions, determined in its sole discretion, to prevent such transactions from occurring (but no such actions by Refco shall relieve User of its obligations as described in this sentence);

(ii)        shall perform the obligations arising in connection with any transaction completed using the System, in accordance with the terms and conditions of such completed transaction.

6. User agrees to indemnify and hold Refco, its affiliates, and the Information Providers harmless from and against any and all claims, demands, proceedings, suits and actions, as well as all losses, liabilities, damages, costs and expenses (including but not limited to attorneys’ fees) suffered by Refco, resulting from or relating any claims, proceedings, suits and actions against Refco arising from User’s violation of this Agreement or any third party’s rights, including but not limited to copyright, proprietary and privacy rights. Refco shall have the exclusive right to defend, settle or compromise any claim or demand instituted by any third party against Refco, or against Refco and User, arising out of User’s breach of this Agreement. User hereby waives any and all rights User may have independently to defend, settle or compromise any such claims or demands and agrees to cooperate to the best of User’s ability with Refco with respect thereto, but Refco may, in its sole discretion, authorize and require User to defend, settle or compromise any such claim or demand as it deems to be appropriate at User’s cost, expense and liability.

This indemnification and hold-harmless obligation shall survive the termination of this Agreement.

7. Refco reserves the right to terminate User’s access to the System in its sole discretion, without notice and without limitation, for any reason whatsoever, including but not limited to, the unauthorized use of User’s Access Codes and/or account number(s), breach of this Agreement, or breach or termination of any agreements User has entered into with Refco. Upon termination, cancellation or discontinuance of this Agreement, all rights granted in this Agreement will terminate immediately and revert back to Refco, and User shall discontinue use of the System, and if applicalbe, shall return or destroy, as requested by Refco, all software (including all copies thereof).

8. User agrees to pay all subscription, service, and user fees, if any, and commissions, for any orders executed through the System, and agrees that such fees may be changed without notice. User agrees to pay all costs (including attorneys’ fees), if any, incurred by Refco in collecting overdue fees from User.

9. This Agreement is made in User’s personal capacity and not on behalf of any firm, corporation, or other entity, unless User’s account is designated as such. User agrees to use the Information solely in connection with User’s investment activities and not in connection with any trade or business activities.

10. All express or implied conditions, warranties or undertakings, whether oral or in writing, in law or in fact, including warranties as to satisfactory quality and fitness for a particular purpose, regarding the Information or any aspect of the System (including but not limited to Information access and order execution), are excluded to the extent permitted by law.

11. User agrees that Refco may hold and process, by computer or otherwise, any information it obtains pertaining to User as a result of User’s use of the System (“Personal Data”), and Refco may access and use such information for operational purposes, credit assessment, statistical, including behavioral analysis, and to identify and provide User with information concerning products and services (including those supplied by third parties) which may be of interest to User or Refco. User agrees that Refco may disclose Personal Data to licensed credit reference agencies and to any of Refco’s subcontractors, agents or Information Providers where necessary to provide User with the Service, or in the event that Refco has the right or duty to disclose or is otherwise permitted or compelled to do so by law. Personal Data will be deleted from the System as soon as is reasonably possible after User ceases to use the System, subject to applicable record keeping requirements. User’s Personal Data may be electronically transmitted or transferred throughout the world. User may inspect its Personal Data, and have incomplete or inaccurate information rectified. These companies acting on our behalf are required to keep your personal information confidential.

12. By either signing this Agreement, or using the System, User represents that it has read and understands the foregoing terms and conditions, and that User agrees to be bound by them. This Agreement supplements any other agreements User has entered into with Refco. If any provision of this Agreement is invalid or unenforceable under applicable law, such provision shall be, to that extent, deemed omitted, and the remaining provisions shall continue in full force and effect. This Agreement and performance hereunder will be governed by and construed in accordance with the internal laws of the State of Illinois, including conflict of laws principles. The terms and conditions of this Agreement shall remain in full force and effect and shall survive termination, discontinuance or cancellation of this Agreement. Refco may modify the System or change the terms of this Agreement, in whole or in part, upon notice through the System, electronically and/or in writing.

Refco account number (if assigned)

Authorized Signature	Date

Print Name	Date

Phone Number	Date

Transferring an existing trading account is easy. Just complete this External Transfer form. We’ll take care of the rest.

EXTERNAL TRANSFER

Date Sent:

TO:	TRANSFERRING FIRM	RECEIVING FIRM
(Name & address of firm from which you are transferring)

Refco, LLC
550 West Jackson Blvd., Suite 1300
Chicago, IL 60661

Please be advised that I hereby direct you to transfer my account balances, margin and open futures contracts to Refco, LLC. Accordingly, this letter will serve as a direction to you to close my account(s) with your company and to wire funds (including U.S. Treasury Bills), representing the net available amount in each of my accounts (regulated and non-regulated) as of the market close on this date.

Of:           (All information requested below refers to account at firm from which you are transferring.)

Account Name

Account Number

Account Address

City	State	Zip	Country

In addition, I direct you to transfer all open futures contracts to Refco, LLC, including the margin held for my open positions with your firm as of the market close on this date.

Authorized Signature	Authorized Signature

Name/Title of Authorized Signatory	Name/Title of Authorized Signatory

Date	Date